EXHIBIT 4.3


                        FORM OF CLAYMORE MACROSHARES OIL
                             PARTICIPANTS AGREEMENT

         This Claymore MACROshares Oil Participants Agreement (the "Participants
Agreement"), dated as of [      ], 2006 is hereby entered into by and among the
parties listed from time to time on Schedule I attached hereto (individually, an "Authorized Participant" and collectively, the "Authorized Participants"), MACRO Securities Depositor, LLC, as depositor (the "Depositor"), Investors Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely (i) as trustee of the Claymore MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust" and the "Up-MACRO Holding Trust Trustee," respectively)
(ii) as trustee of the Claymore MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust" and the "Down-MACRO Holding Trust Trustee," respectively; the Down-MACRO Holding Trust together with the Up-MACRO Holding Trust will be referred to herein as the "Paired Holding Trusts"), (iii) as trustee of the Claymore MACROshares Oil Up Tradeable Trust (the "Up-MACRO Tradeable Trust" and the "Up-MACRO Tradeable Trust Trustee," respectively), and
(iv) as trustee of the Claymore MACROshares Oil Down Tradeable Trust (the "Down-MACRO Tradeable Trust" and the "Down-MACRO Tradeable Trust Trustee," respectively; the Down-MACRO Tradeable Trust together with the Up-MACRO Tradeable Trust will be referred to herein as the "Tradeable Trusts" and collectively, with the Paired Holding Trusts, the "MACRO Trusts") (such entity, in its capacities set forth above, the "Trustee") and Claymore Securities, Inc., not in its individual capacity but solely as administrative agent of the MACRO Trusts (the "Administrative Agent").

                                     SUMMARY

         Pursuant to the Claymore MACROshares Oil Up Holding Trust Agreement,
dated as of [      ], 2006 (the "Up-MACRO Holding Trust Agreement"), among the
Depositor, the Up-MACRO Holding Trustee, the Administrative Agent and Claymore Securities, Inc., in its capacity as the Marketing Agent of the MACRO Shares (the "Marketing Agent"), the Up-MACRO Holding Trust will issue a global certificate which shall be registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC") and which will represent all of the undivided beneficial interests in the Up-MACRO Holding Trust (such beneficial interests, the "Up-MACRO Holding Shares"), and pursuant to the Claymore
MACROshares Oil Down Holding Trust Agreement, dated as of [      ], 2006 (the
"Down-MACRO Holding Trust Agreement", and, together with the Up-MACRO Holding Trust Agreement, the "Holding Trust Agreements"), among the Depositor, the Down-MACRO Holding Trustee (together with the Up-MACRO Holding Trustee, the "Holding Trustees"), the Administrative Agent and the Marketing Agent, the Down-MACRO Holding Trust will issue a global certificate which shall be registered in the name of Cede & Co., as nominee of DTC and which will represent all of the undivided beneficial interests in the Down-MACRO Holding Trust (such beneficial interests, the "Down-MACRO Holding Shares" and together with the Up-MACRO Holding Shares, the "Paired

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Holding Shares" or if referencing either Up-MACRO Holding Share or Down-MACRO
Holding Share, a "Holding Share").

         Pursuant to the Claymore MACROshares Oil Up Tradeable Trust Agreement,
dated as of [      ], 2006 (the "Up-MACRO Tradeable Trust Agreement"), among the
Depositor, the Up-MACRO Tradeable Trustee, the Administrative Agent and the Marketing Agent, the Up-MACRO Tradeable Trust will issue a global certificate which shall be registered in the name of Cede & Co., as nominee of DTC and which will represent all of the undivided beneficial interests in the Up-MACRO Tradeable Trust (such beneficial interests, the "Up-MACRO Tradeable Shares"), and pursuant to the Claymore MACROshares Oil Down Tradeable Trust Agreement,
dated as of [      ], 2006 (the "Down-MACRO Tradeable Trust Agreement" and
together with the Up-MACRO Tradeable Trust Agreement, the "Tradeable Trust Agreements" and, together with the Holding Trust Agreements, the "Trust Agreements"), among the Depositor, the Down-MACRO Tradeable Trustee (and, together with the Up-MACRO Tradeable Trustee, the "Tradeable Trustees"), the Administrative Agent and the Marketing Agent, the Down-MACRO Tradeable Trust will issue a global certificate which shall be registered in the name of Cede & Co., as nominee of DTC and which will represent all of the undivided beneficial interest in the Down-MACRO Tradeable Trust (such beneficial interests, the "Down-MACRO Tradeable Shares" and, together with the Up-MACRO Tradeable Shares, the "Tradeable Shares" and, together with the Paired Holding Shares, the "MACRO Shares").

         The MACRO Shares are being offered pursuant to (i) a Prospectus, dated
as of [      ], 2006, relating to the Up-MACRO Holding Shares and the Up-MACRO
Tradeable Shares (the "Up-MACRO Prospectus"), which has been filed in connection with the registration statement on Form S-1, as amended, File No.: 333-116566, as declared effective by the Securities and Exchange Commission ("SEC") on
[      ], 2006 (as the same may be amended from time to time thereafter, the
"Up-MACRO Registration Statement") and (ii) a Prospectus, dated as of [      ],
2006, relating to the Down-MACRO Holding Shares and the Down-MACRO Tradeable Shares (the "Down-MACRO Prospectus" and together with the Up-MACRO Prospectus, each a "Prospectus"), which has been filed in connection with the registration
statement on Form S-1, as amended, File No.: 333-[      ], as declared effective
by the SEC on [      ], 2006 (as the same may be amended from time to time
thereafter, the "Down- MACRO Registration Statement" and together with the Up-MACRO Registration Statement, the "Registration Statements").

         In accordance with this Participants Agreement, the Trustee, acting together with the Administrative Agent on behalf of the Paired Holding Trusts, may create or redeem Paired Holding Shares in units of 50,000 Up-MACRO Holding Shares and 50,000 Down-MACRO Holding Shares (such pairs, a "MACRO Unit") at the instructions of an Authorized Participant and in accordance with the procedures set forth herein.

         Under the Holding Trust Agreements, the Administrative Agent will instruct the Trustee to issue MACRO Units to, and redeem MACRO Units from, Authorized Participants, only through the facilities of DTC or a successor depository. In exchange for a deposit of cash with an aggregate purchase price set forth herein and in the applicable Holding Trust Agreement, an Authorized Participant may create MACRO Units. In exchange for a deposit of Paired Holding Shares constituting one or more MACRO Units, an Authorized Participant may redeem one or

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more MACRO Units for cash and/or Treasuries (as defined in the Holding Trust
Agreements) as further described herein. This Participants Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem MACRO Units.

         In accordance with this Participants Agreement, the Administrative Agent may cause the Trustee to create or redeem additional Tradeable Shares in units of 50,000 Up-MACRO Tradeable Shares or 50,000 Down-MACRO Tradeable Shares at the instructions of an Authorized Participant. The creation or redemption of Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares does not need to occur simultaneously. Up-Macro Tradeable Shares may be created independently by the deposit of Up-Macro Holding Shares into the Up-Macro Tradeable Trust, and Down-Macro Tradeable Shares may be created independently by the deposit of Down-Macro Holding Shares into the applicable Tradeable Trust. Accordingly, Up-MACRO Tradeable Shares may be redeemed independently to Up-MACRO Holding Shares by the deposit of Up-MACRO Tradeable Shares into the Up-MACRO Tradeable Trust and Down MACRO Tradeable Shares may be redeemed independently to Down-MACRO Holding Shares by the deposit of Down-MACRO Tradeable Shares into the Down-MACRO Tradeable Trust.

         Under the Tradeable Trust Agreements, the Administrative Agent will authorize the Trustee to issue additional Tradeable Shares to, and redeem Tradeable Shares from, Authorized Participants, only through the facilities of DTC or a successor depository. This Participants Agreement sets forth the specific procedures by which an Authorized Participant may create or redeem Tradeable Shares.

         Because new MACRO Shares can be created and issued on an ongoing basis, at any point during the life of the MACRO Trusts, a "distribution," as such term is used in the Securities Act of 1933, as amended ("Securities Act"), may be occurring. Each Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. Each Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel in connection with entering into this Participants Agreement and placing Creation Order, a Redemption Order or an Exchange Order (as defined, herein, in Sections 3, 4 and 5, as applicable).

         Capitalized terms used but not defined in this Participants Agreement shall have the meanings assigned to such terms in the applicable Trust Agreement. To the extent there is a conflict between any provision of this Participants Agreement and the provisions of the Trust Agreements, the provisions of this Participants Agreement will govern insofar as they relate to the Procedures (as defined below).

         To give effect to the foregoing premises and in consideration of the mutual covenants and agreements set forth below, the parties hereto agree as follows:

         Section 1. Order Placement.

                  (a) To create one or more MACRO Units or to create one or more MACRO Units and concurrently exchange them into Tradeable Shares, Authorized Participants must

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follow the procedures for creation set forth in Section 3 of this Participants
Agreement and the procedures described in Attachment A.I hereto (the "Creation Procedures"), as each may be amended, modified or supplemented from time to time.

                  (b) To exchange Holding Shares into their respective Tradeable Shares or to exchange Tradeable Shares into their respective Holding Shares, Authorized Participants must follow the procedures for exchange set forth in section 4 of this Participants Agreement and the procedures described in Attachment A.II hereto (the "Exchange Procedures"), as each may be amended, modified or supplemented from time to time.

                  (c) To redeem Holding Shares for cash and/or Treasuries upon a deposit of Holding Shares and/or to exchange Tradeable Shares into Holding Shares and concurrently redeem such Holding Shares as part of one or more MACRO Units, Authorized Participants must follow the procedures for redemption set forth in Section 5 of this Participants Agreement and the procedures described in Attachment A.III hereto (the "Redemption Procedures" and, together with the Creation Procedures and the Exchange Procedures, the "Procedures"), as each may be amended, modified or supplemented from time to time.

         Section 2. Status of Authorized Participant. Each Authorized Participant, individually and severally, represents and warrants and covenants the following:

                  (a) It is a DTC Participant or an Indirect Participant. If it ceases to be a DTC Participant or an Indirect Participant, such Authorized Participant shall give immediate notice to the Trustee, the Depositor and the Administrative Agent of such event, and this Participants Agreement shall terminate immediately (with respect to that Authorized Participant only) as of the date such Authorized Participant ceases to be a DTC Participant or Indirect Participant.

                  (b) Unless Section 2(c) applies, it either (i) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), or (ii) is exempt from being, or otherwise is not required to be, licensed as a broker-dealer or a member of the NASD, and in either case is qualified to act as a broker or dealer in the states or other jurisdictions where the nature of its business so requires. Such Authorized Participant shall maintain any such registrations, qualifications and membership in good standing and in full force and effect throughout the term of this Participants Agreement. Such Authorized Participant shall comply with all applicable federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder, and with the Constitution, By-Laws and Conduct Rules of the NASD (if it is a NASD member), and will not offer or sell Holding Shares or Tradeable Shares in any state or jurisdiction where they may not lawfully be offered and/or sold.

                  (c) If it is offering or selling Holding Shares or Tradeable Shares in jurisdictions outside the several states, territories and possessions of the United States and is not otherwise required to be registered, qualified or a member of the NASD as set forth in Section 2(b) above, such Authorized Participant shall (i) observe the applicable laws of the jurisdiction in which such offer and/or sale is made, (ii) comply with the full disclosure requirements of the

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Securities Act and the regulations promulgated thereunder, and (iii) conduct its business in accordance with the spirit of the NASD Conduct Rules.

                  (d) It is in compliance with the anti-money laundering and related provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "Patriot Act") and the regulations promulgated thereunder, if such Authorized Participant is subject to the requirements of the Patriot Act.

                  (e) It has the capability to send and receive communications via authenticated electronic facilities to and from the Trustee and the Administrative Agent. Such Authorized Participant shall confirm such capability to the satisfaction of the Trustee and the Administrative Agent by the end of the Business Day before placing its first Order (as defined in Sections 3, 4 and 5, as applicable) with the Administrative Agent.

                  (f) Each Authorized Participant, by its acquisition or holding of any Paired Holding Share, is deemed to have represented and warranted that it is not, and is not using assets of, any (i) "employee benefit plan" (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, "ERISA"), whether or not subject to Title I of ERISA, including without limitation governmental plans, foreign pension plans and church plans, (ii) "plan" (as defined in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, (the "Code"), whether or not subject to section 4975 of the Code), including without limitation individual retirement accounts and Keogh plans, or
(iii) entity whose underlying assets include plan assets by reason of such an employee benefit plan's or plan's investment in such entity, including without limitation, as applicable, an insurance company general account, (each of (i), (ii) and (iii), a "Benefit Plan Investor"). Any purported purchase or transfer of an up-macro holding share to a Benefit Plan Investor shall be null and void ab initio.

         Section 3. Creation Order.

                  (a) All orders to create one or more MACRO Units or to create one or more MACRO Units and concurrently exchange all or part of such MACRO Units into Tradeable Shares shall be made in accordance with the terms of the applicable Trust Agreement, this Participants Agreement and the Creation Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable. Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Creation Procedures. The Trustee, the Administrative Agent and the Depositor may issue additional or other procedures from time to time relating to the manner of creation of MACRO Units or creation of MACRO Units and concurrently exchanging all or part of such shares into Tradeable Shares, which are not related to the Creation Procedures, and each Authorized Participant shall comply with such procedures.

                  (b) Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to create a MACRO Unit or to create a MACRO Unit and concurrently exchange such MACRO Unit into Tradeable Shares (a "Creation Order") may not be revoked by such Authorized Participant after the placement and acceptance of such Order with the Administrative Agent. Such order shall be a binding obligation of the Authorized Participant that placed such

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order. A form of a Creation Order is attached hereto as EXHIBIT B (the "Creation
Order Form"). The Creation Order Form shall not be required if such Creation Order is conducted through the electronic facilities of the Administrative
Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Creation Order Form for any reason as an alternative for its electronic facilities. The information required by such electronic facilities shall be substantially similar to the information on the Creation Order Form attached hereto.

                  (c) The Administrative Agent and the Depositor shall each have the absolute right, but shall have no obligation, to reject any Creation Order
(i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient amount of money with the Trustee, (ii) if the Depositor determines that such Creation Order would have adverse tax or securities law consequences for either of the Paired Holding Trusts, the Tradeable Trusts or the holders of any of the MACRO Shares, (iii) the acceptance or fulfillment of which would, in the opinion of counsel to the Depositor acceptable to the Trustee, be unlawful, (iv) if the trustee of one of the Paired Holding Trusts or of one of the Tradeable Trusts notifies the other applicable trustees that the Creation Order for additional MACRO Shares made in connection with such order has been or will be rejected by it, by the Depositor or by its Administrative Agent or (v) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to cause the Paired Holding Trusts to issue additional Paired Holding Shares or one, or both, of the Tradeable Trusts, as applicable, to issue additional Tradeable Shares . None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Purchase Order.

                  (d) The Administrative Agent may, in its sole discretion, and will when so directed by the Depositor, suspend the right of creation (i) for any period during which the American Stock Exchange is closed other than for customary weekend or holiday closings, or trading is suspended or restricted,
(ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of the Treasuries is not reasonably practicable, (iii) for any period during which, such creation will cause one of the Tradeable Trusts to hold fifty percent or less of the outstanding related Holding Shares; and or (iv) for such other period as the Depositor determines to be necessary for the protection of the holders of the MACRO Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person or in any way for any loss or damage that may result from any such suspension or postponement.

         Section 4. Exchange Order.

                  (a) All orders to exchange Holding Shares into their related Tradeable Shares or exchange Tradeable Shares for their related Holding Shares shall be made in accordance with the terms of the applicable Trust Agreements, this Participants Agreement and the Exchange Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable. Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Exchange Procedures. The Trustee, the Administrative Agent and the Depositor may issue additional or other procedures from time to time relating to the manner of exchanging Holding Shares or exchanging Tradeable Shares,

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which are not related to the Exchange Procedures, and each Authorized
Participant shall comply with such procedures.

                  (b) Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to exchange Holding Shares or to exchange Tradeable Shares (an "Exchane Order") may not be revoked by such Authorized Participant after the placement and acceptance of such Order with the Administrative Agent. Such order shall be a binding obligation of the Authorized Participant that placed such order. A form of a Exchange Order is attached hereto as EXHIBIT C (the "Exchange Order Form"). The Exchange Order Form shall not be required if such Exchange Order is conducted through the electronic facilities of the Administrative Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Exchange Order Form for any reason as an alternative for its electronic facilities. The information required by such electronic facilities shall be substantially similar to the information on the Exchange Order Form attached hereto.

                  (c) The Administrative Agent and the Depositor shall each have the absolute right but shall have no obligation to reject any Exchange Order (i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient number of shares with the Trustee, (ii) if the Depositor determines that such Exchange Order would have adverse tax or securities law consequences for either of the MACRO Trusts or the holders of any of the MACRO Shares, (iii) the acceptance or fulfillment of which would, in the opinion of counsel to the Depositor acceptable to the Trustee, be unlawful or (iv) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to cause the Tradeable Trusts to issue additional Tradeable Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Redemption Order.

                  (d) The Administrative Agent may, in its sole discretion, and will when so directed by the Depositor, suspend the right of exchange (i) for any period during which the American Stock Exchange is closed other than for customary weekend or holiday closings, or trading is suspended or restricted,
(ii) for any period during which an emergency exists as a result of which delivery, disposal or evaluation of Holding or Tradeable Shares is not reasonably practicable, (iii) for any period during which, such exchange will cause one of the Tradeable Trusts to hold fifty percent or less of the outstanding related Holding Shares; and or (iv) for such other period as the Depositor determines to be necessary for the protection of the holders of the MACRO Shares. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person or in any way for any loss or damage that may result from any such suspension or postponement.

         Section 5. Redemption Order.

                  (a) Except as otherwise provided for herein, all orders to redeem one or more MACRO Units upon a deposit of Paired Holding Shares consisting of one or more MACRO Units into cash and/or Treasuries and/or exchange Tradeable Shares and concurrently redeem such shares as part of one or more MACRO Units upon a deposit of Tradeable Shares shall be

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made in accordance with the terms of the applicable Trust Agreements, this
Participants Agreement and the Exchange Procedures. Each party will comply with such foregoing terms and procedures to the extent applicable. Each Authorized Participant hereby consents to the use of recorded telephone lines whether or not such use is reflected in the Redemption Procedures. The Administrative Agent and the Depositor may issue additional or other procedures from time to time relating to the manner of redeeming of Paired Holding Shares consisting of one or more MACRO Units or exchanging Tradeable Shares and concurrently redeeming such shares as part of a MACRO-Unit which are not related to the Redemption Procedures, and each Authorized Participant shall comply with such procedures.

                  (b) Each Authorized Participant acknowledges and agrees on behalf of itself and any party for which it is acting (whether such party is a customer or otherwise) that each order to redeem Paired Holding Shares and/or exchange Tradeable Shares into Holding Shares and concurrently redeem such shares as part of a MACRO Unit upon a deposit of the related Holding Shares (a "Redemption Order," and, together with a Creation Order and an Exchange Order, each an "Order") may not be revoked by such Authorized Participant after the placement and acceptance of such order with the Administrative Agent. Such Orders shall be a binding obligation of the Authorized Participant that placed such Order. A form of Redemption Order is attached hereto as EXHIBIT D (an "Redemption Order Form"). The Redemption Order Form shall not be required if such Redemption Order is conducted through the electronic facilities of the Administrative Agent; provided, however, that the Administrative Agent, in its sole discretion, may require the use of the Redemption Order Form for any reason as an alternative for its electronic facilities. The information required by such electronic facilities shall be substantially similar to the information on the Redemption Order Form attached hereto.

                  (c) The Administrative Agent and the Depositor shall each have the absolute right but shall have no obligation to reject any Redemption Order
(i) if the Administrative Agent determines that the Authorized Participant or Authorized Participants have deposited an insufficient number of shares with the Trustee, (ii) if the Depositor has determined and advised the Trustee and the Administrative Agent that such Redemption Order would have adverse tax consequences to one or more of the MACRO Trusts or any holders of the MACRO Shares, (iii) if the acceptance of which would, in the opinion of counsel to the Depositor, be unlawful, (iv) if the trustee of one of the Paired Holding Trusts notifies the trustee of the paired trust that the related Redemption Order will be rejected by it, by the Depositor or by its Administrative Agent or (v) if circumstances outside the control of the Trustee, the Depositor or the Administrative Agent make it impractical or not feasible to process a redemption of Holding Shares and/or an exchange of Tradeable Shares and concurrently redeeming such shares as part of one or more MACRO Units. None of the Trustee, the Depositor or the Administrative Agent shall be liable to any Person by reason of the rejection of any Redemption Order.

                  (d) The Administrative Agent may, in its sole and absolute discretion, and will when so directed by the Depositor suspend the right of redeem or postpone the applicable settlement date, (i) for any period during which the American Stock Exchange is closed other than for customary weekend or holiday closings, or trading is suspended or restricted, (ii) for any period during which an emergency exists as a result of which delivery of cash and/or Treasuries, or the redemption of Holding or Tradeable Shares are not reasonably practicable, (iii) for any period during which, such redemption will cause the one or both of the Tradeable Trusts to hold

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fifty percent or less of their related outstanding Holding Shares, (iv) if such redemption would cause the Up-MACRO or Down-MACRO Investment Amount to equal less than 10 million dollars or (v) for such other period as the Depositor determines to be necessary for the protection of any of the MACRO Trusts or the holders of the MACRO Shares. Neither the Depositor, the Administrative Agent nor the Trustee shall be liable to any Person or in any way for any loss or damages that may result from any such suspension or postponement.

         Section 6. Transfers.

                  (a) Any MACRO Share or Treasuries to be transferred in connection with any Order shall be transferred between that Authorized Participant's designated account at DTC and the Securities Account of the applicable MACRO Trust in accordance with the Procedures. The Authorized Participant shall be responsible for all costs and expenses relating to or connected with any transfer of MACRO Shares or Treasuries between its designated account and the Securities Account of the applicable MACRO Trust. Any transfer of cash in connection with the Orders and Quarterly Distributions shall be transferred between a bank account designated by that Authorized Participant and the Distribution Account of the applicable MACRO Trust in accordance with the Procedures. Any transfers of cash shall be conducted through the Federal Wire Electronic Transfer System. The Authorized Participant shall be responsible for all costs and expenses relating to or in connection with any transfers of cash between its designated bank account and the Distribution Account.

                  (b) Each of the MACRO Trusts, the Depositor, the Trustee and the Administrative Agent shall have no liability for loss or damages suffered by an Authorized Participant in respect of the Authorized Participant's Participant Custodian Account. The Authorized Participant acknowledges that it is an unsecured creditor of the Trustee with respect to any MACRO Shares, Treasuries and/or cash held in each Authorized Participant's Participant Custodian Account and that such Treasuries and/or cash are at risk in the event that the Trustee becomes insolvent.

         Section 7. Fees.

                  (a) In connection with each Creation Order, the Authorized Participant shall pay to the Trustee a fee (such fee, the "Creation Transaction Fee") for such creation. The initial Creation Transaction Fee shall be one thousand dollars ($1,000) for the creation of one or more MACRO Units and an additional five hundred dollars ($500) fee for an exchange of one of the Paired Holding Shares to its related Tradeable Shares or one thousand dollars ($1,000) for the exchange of both Paired Holding Shares to their related Tradeable Shares. The Creation Transaction Fee may be adjusted from time to time in accordance with Section 7(d) of this Participants Agreement. A single Creation Transaction Fee shall be due for each Creation Order from a single Authorized Participant that relates to creation of multiple MACRO Units or to creation of multiple MACRO Units and a concurrent exchange of such shares into Tradeable Shares.

                  (b) In connection with each Exchange Order, the Authorized Participant shall pay to the Trustee a fee (such fee, the "Exchange Transaction Fee") for such exchange. The initial five hundred dollars ($500) for each exchange of Holding Shares to their related Tradeable

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Shares or exchange of Tradeable Shares to their related Holding Shares. The
Exchange Transaction Fee may be adjusted from time to time in accordance with
Section 7(d) of this Participants Agreement. A single Exchange Transaction Fee shall be due for each Exchange Order from a single Authorized Participant that relates to exchange of multiple Holding Shares or Tradeable Shares to their related Tradeable Shares.

                  (c) In connection with each Redemption Order the Authorized Participant shall pay to the Trustee a fee (such fee, the "Redemption Transaction Fee," and, together with the Creation Transaction Fee and the Exchange Transaction Fee, the "Transaction Fee") for such redemption of shares. The initial Redemption Transaction Fee, for each redemption of the Paired Holding Shares consisting of one or more MACRO Units to cash and/or Treasuries will be one thousand dollars ($1,000) and concurrent exchange of one of the Tradeable Shares into their related Holding Shares as part of the Redemption Order will incur an additional fee of five hundred dollars ($500). The Redemption Transaction Fee may be adjusted from time to time in accordance with
Section 7(d) of this Participants Agreement. A single Redemption Transaction Fee shall be due for each Redemption Order from a single Authorized Participant regardless of the aggregate amount of redemptions on such Redemption Order.

                  (d) The Transaction Fee may subsequently be waived, modified, reduced, increased or otherwise changed by the Trustee, with the prior written consent of the Depositor, and without the required consent of the Authorized Participants at that time, but will not in any event exceed [0.10]% of the value of a MACRO Unit at the time of creation, redemption or exchange, as the case may be (in each case determined at the proportionate underlying value of a MACRO Unit on the date of either the Creation Order, the Exchange Order or the Redemption Order). Promptly after agreeing to and prior to implementing such change, the Trustee shall file [a From 8-K] with the Commission to notify of any such change in the Transaction Fee and the Administrative Agent shall, concurrently, notify the Depository and each Authorized Participant. Any such change in the Transaction Fee shall not be implemented until thirty (30) days after the filing of such notice. The amount of the Transaction Fee in effect at any given time shall be made available by the Administrative Agent upon request.

         Section 8. Authorized Persons. Concurrently with the execution of this Participants Agreement and from time to time thereafter, each Authorized Participant shall deliver to the Administrative Agent, with copies to the Trustee, notarized and duly certified as appropriate by its secretary or other duly authorized official, a certificate in the form of EXHIBIT A setting forth the names and signatures of all persons authorized to give instructions relating to activity contemplated hereby or by any other notice, request or instruction given on behalf of the Authorized Participant (each, an "Authorized Person"). The Administrative Agent may accept and rely upon such certificate as conclusive evidence of the facts set forth therein and shall consider such certificate to be in full force and effect until the Administrative Agent receives a superseding certificate bearing a subsequent date. Upon the termination or revocation of authority of any Authorized Person by the Authorized Participant, the Authorized Participant shall give immediate written notice of such fact to the Administrative Agent and such notice shall be effective upon receipt by the Administrative Agent. The Administrative Agent shall issue to each Authorized Person a unique personal identification number (the "PIN Number") by which such Authorized Person shall be identified and which shall be used as authentication for Orders placed by that Authorized Person. The Administrative Agent shall provide to the

Depositor and the Trustee, if so requested, a list of the Authorized Persons and their corresponding PIN Numbers and shall promptly update such list upon any changes to such list. The PIN Number shall be kept confidential by the Authorized Participant and shall only be provided to the Authorized Person. If, after issuance, the Authorized Person's PIN Number is changed, the new PIN Number shall become effective on the second Business Day after the new PIN Number has been issued to the Authorized Person.

         Section 9. Representation regarding Securities Delivered. Each redeeming Authorized Participant represents and warrants that it will not obtain a Submission Number (as described in the Procedures) from the Administrative Agent for each Order unless such Authorized Participant first ascertains that
(i) it or its customer or any other person on whose behalf it is acting, as the case may be, owns outright or has full legal authority and legal and beneficial right to tender the Holding Shares, Tradeable Shares, cash or Treasuries, as applicable, and (ii) such Holding Shares, Tradeable Shares, cash or Treasuries, as applicable, have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or any other arrangement which would preclude the delivery of such securities to the Trustee on the first Business Day following the applicable order date.

         Section 10. Role of Authorized Participant.

                  (a) Each Authorized Participant acknowledges that, for all purposes of this Participants Agreement and the Trust Agreements, it is and shall be deemed to be an independent contractor and has and shall have no authority to act as agent for the Paired Holding Trusts, the Tradeable Trusts, the Depositor, the Administrative Agent or the Trustee in any matter or in any respect.

                  (b) Each Authorized Participant will make itself and its employees available, upon request, during normal business hours to consult with the Trustee and the Administrative Agent concerning the performance of such Authorized Participant's responsibilities under this Participants Agreement.

                  (c) With respect to (i) any creation of one or more MACRO Units or the creation of one or more MACRO Units and concurrently exchanging such shares into Tradeable Shares, (ii) redemption of MACRO Units into cash and/or Treasuries and/or any exchange of Tradeable Shares into their related Holding Shares and concurrently redeeming such shares as part of a MACRO Unit or
(iii) any exchange of Tradeable Shares into their related Holding Shares or any exchange of Holding Shares into their related Tradeable Shares, made by an Authorized Participant pursuant to this Participants Agreement for the benefit of any customer or any other DTC Participant or Indirect Participant, or any other beneficial owner, such Authorized Participant shall extend to any such party all of the rights, and shall be bound by all of the obligations, of a DTC Participant in addition to any obligations that it undertakes hereunder or in accordance with the Trust Agreements.

                  (d) Each Authorized Participant will maintain records of all sales and redemptions of Holding Shares or Tradeable Shares made by or through it and will furnish copies of such records to the Depositor upon the reasonable request of the Depositor.

         Section 11. Indemnification.

                  (a) Each Authorized Participant, individually and severally, hereby indemnifies and holds harmless the Paired Holding Trusts, the Tradeable Trusts, the Trustee, the Administrative Agent, the Depositor, their respective direct or indirect affiliates (as defined below) and their respective directors, officers, managers, members, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, an "AP Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including attorney's fees and the reasonable cost of investigation) incurred by such AP Indemnified Party as a result of or in connection with: (i) any breach by such Authorized Participant of any provisions of this Participants Agreement, including its representations, warranties and covenants, (ii) any failure on the part of such Authorized Participant to perform any of its obligations set forth in this Participants Agreement, (iii) any failure by such Authorized Participant to comply with applicable laws and the rules and regulations of self-regulatory organizations, (iv) any actions of such AP Indemnified Party in reliance upon any instructions issued in accordance with the Procedures believed by the AP Indemnified Party to be genuine and to have been given by such Authorized Participant, or (v) (A) any representation by such Authorized Participant, its employees or its agents or other representatives about any type of MACRO Shares or any AP Indemnified Party that is not consistent with the then-current Prospectuses made in connection with the offer or the solicitation of an offer to buy or sell any type of MACRO Shares and (B) any untrue statement or alleged untrue statement of a material fact contained in any Participant Written Communication described in Section 15(b) herein or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such statement or omission relates to the MACRO Shares or any AP Indemnified Party, unless, in either case, such representation, statement or omission was made or included by the Authorized Participant at the written direction of the Depositor or is based upon any omission or alleged omission by the Depositor to state a material fact in connection with such representation, statement or omission necessary to make such representation, statement or omission not misleading.

                  (b) The Paired Holding Trusts, on behalf of themselves and their related Tradeable Trusts, hereby agree to indemnify and hold harmless, severally and not jointly, each Authorized Participant, its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the Securities Act (each, a "Trust Indemnified Party") from and against any losses, liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by such Trust Indemnified Party as a result of (i) any breach by a MACRO Trust of any provision of this Participants Agreement that relates to a MACRO Trust, (ii) any failure on the part of a MACRO Trust to perform any of its obligation set forth in this Participants Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectuses as originally filed with the SEC or in any amendment thereof, or in any amendment thereof or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except those statements in the Prospectuses based on information furnished in writing by or on behalf of the Authorized Participant expressly for use in the Prospectuses.

                  (c) This Section 11 shall not apply to the extent any such losses, liabilities, damages, costs and expenses are incurred as a result of or in connection with any gross negligence, bad faith or willful misconduct on the part of the AP Indemnified Party or the Trust Indemnified Party, as the case may be. The term "affiliate" in this Section 11 shall include, with respect to any person, entity or organization, any other person, entity or organization which directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person, entity or organization.

                  (d) If the indemnification provided for in this Section 11 is unavailable to an AP Indemnified Party under Section 11(a) or a Trust Indemnified Party under Section 11(b) or insufficient to hold an indemnified party harmless in respect of any losses, liabilities, damages, costs and expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, damages, costs and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by a Paired Holding Trust, on the one hand, and by the Authorized Participant, on the other hand, from the services provided hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of a Paired Holding Trust, on the one hand, and of the Authorized Participant, on the other hand, in connection with, to the extent applicable, the statements or omissions which resulted in such losses, liabilities, damages, costs and expenses, as well as any other relevant equitable considerations. The relative benefit of a Paired Holding Trust shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting expenses) received by that Paired Holding Trust. To the extent applicable, the relative fault of a Paired Holding Trust and their related Tradeable Trusts, on the one hand, and of the Authorized Participant, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by that trust or by the Authorized Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, damages, costs and expenses referred to in this Section 11(d) shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any action, suit or proceeding (each, a "Proceeding") related to such losses, liabilities, damages, costs and expenses.

                  (e) Each Paired Holding Trust and each Authorized Participant agree that it would not be just and equitable if contribution pursuant to this
Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(d) above. Each Authorized Participant shall not be required to contribute any amount in excess of the amount by which the total price at which the Paired Holding Shares or Tradeable Shares, as applicable, created by the Authorized Participant and distributed to the public exceeds the amount of any damage which the Authorized Participant has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution provisions contained in this Section 11 shall remain in full force and effect regardless of any investigation made by or on behalf of an Authorized Participant, its partners, stockholders, members, directors, officers, employees and or any person (including each partner, stockholder, member, director, officer or employee of such person) who controls an Authorized Participant within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of each of the Paired Holding Trusts, its managers, members, officers, employees or any person who controls the Paired Holding Trusts within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Participants Agreement. Each Paired Holding Trust and each Authorized Participant agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of a Paired Holding Trust, against the Trustee or the Depositor, in connection with the issuance and sale of the Paired Holding Shares or Tradeable Shares or in connection with the Registration Statement or the Prospectuses.

                  (g) Pursuant to the Holding Trust Agreements, each Paired Holding Trust hereby agrees jointly and severally to pay any Trust Indemnified Party such amounts when due under this Section 11 (including any amount in contribution thereof that may be owed to such Trust Indemnified Party pursuant to this Section 11), and to pay any and all expenses (including reasonable and documented counsel fees and expenses) incurred by the Trust Indemnified Party in enforcing its rights under this Section 11(g).

         Section 12. Limitation of Liability.

                  (a) None of the Depositor, the Trustee, the Administrative Agent or the Authorized Participant shall be liable to each other or to any other Person, including any AP Indemnified Party or any other person claiming by, through or on behalf of an Authorized Participant, for any losses, liabilities, damages, costs or expenses arising out of any mistake or error in data or other information provided to any of them by any of the others or any other person or out of any interruption or delay in the electronic means of communications used by them.

                  (b) Tax Liability. Each Authorized Participant shall be responsible for the payment of any transfer tax, sales or use tax, stamp tax, recording tax, value added tax and any other similar tax or government charge applicable to (i) the creation or redemption of any MACRO Unit or (ii) the creation or redemption of Tradeable Shares made pursuant to this Participants Agreement, regardless of whether or not such tax or charge is imposed directly on each Authorized Participant. To the extent the Trustee, the Administrative Agent, the Depositor, the Paired Holding Trusts or the Tradeable Trusts are required by law to pay any such tax or charge, the Authorized Participant agrees to promptly indemnify such party for any such payment, together with any applicable penalties, additions to tax or interest thereon.

         Section 13. Acknowledgment. Each Authorized Participant acknowledges receipt of a copy of (i) the Trust Agreements, (ii) the current Up-MACRO Prospectus and (iii) the current Down-MACRO Prospectus and represents that it has reviewed and understands such documents.

         Section 14. Effectiveness and Termination. Upon the execution of this Participants Agreement by the parties hereto, this Participants Agreement shall become effective in this form as of the date first set forth above, and may be terminated at any time by any party upon thirty (30) days' prior written notice to the other parties unless earlier terminated: (i) in accordance with Section 2(a), (ii) upon notice to the Authorized Participant by the Trustee in the event of a breach by the Authorized Participant of this Participants Agreement or the Procedures described or incorporated herein, (iii) immediately in the circumstances described in Section 21(j), or (iv) at such time as the Paired Holding Trusts are terminated pursuant to the Holding Trust Agreements.

         Section 15. Marketing Materials; Representations Regarding Paired Holding Shares; Identification in Registration Statement.

                  (a) Each Authorized Participant represents, warrants and covenants that, (i) without the prior written consent of the Depositor, such Authorized Participant will not make, or permit any of its representatives to make, any representations concerning the Paired Holding Shares, the Tradeable Shares or any AP Indemnified Party other than representations contained (A) in the then-current Prospectuses, (B) in printed information approved by the Depositor as information supplemental to such Prospectuses or (C) in any promotional materials or sales literature furnished to such Authorized Participant by the Depositor, and (ii) such Authorized Participant will not furnish or cause to be furnished to any person or display or publish any information or material relating to the Paired Holding Shares, the Tradeable Shares, any AP Indemnified Person, the Paired Holding Trusts or the Tradeable Trusts that is not consistent with the Prospectuses. Copies of the then current Prospectuses and any such printed supplemental information will be supplied by the Depositor to the Authorized Participant in reasonable quantities upon request.

                  (b) Notwithstanding the foregoing, each Authorized Participant may without the written approval of the Depositor prepare and circulate to one or more of its potential investors one or more "written communications" (as defined under Rule 405 under the Securities Act) containing no more than the following: information contemplated by Rule 134 under the Securities Act ("Rule 134 Information") and information included in the Prospectuses (a "Participant Free Writing Prospectus", and together with Rule 134 Information, the "Participant Written Communication").

                  (c) Each Authorized Participant severally represents, warrants and agrees with the Trustee, the Administrative Agent and the Depositor that:

                           (i) each Participant Written Communication prepared by it will not, as of the date such Participant Written Communication was conveyed or delivered to any prospective purchaser of MACRO Shares, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that no Authorized Participant makes such representation, warranty or agreement to the extent such misstatements or omissions were the result of any inaccurate information which was included in the Prospectuses or any written information furnished to the related Authorized Participant by the Trustee, the Administrative Agent and the Depositor expressly for use therein, which information was not corrected by information subsequently filed with the Commission or by such information subsequently delivered by the Trustee, the Administrative Agent or the Depositor to the related Authorized Participant prior to the time of use of such Participant Written Communication;

                           (ii) each Rule 134 Information prepared by it shall contain a legend substantially in the form of and in compliance with Rule 134(b) or (d) of the Securities Act, as applicable, and shall otherwise conform to any requirements of Rule 134 under the Securities Act;

                           (iii) each Participant Free Writing Prospectus prepared by it shall contain a legend substantially in the form of and in compliance with Rule 433(c)(2)(i) of the Securities Act, and shall otherwise conform to any requirements for "Free Writing Prospectus" (as defined under Rule 405 under the Securities Act) under the Securities Act; and

                           (iv) each Participant Written Communication prepared by it shall be delivered to the Trustee, the Administrative Agent and the Depositor no later than the time of first use and, unless otherwise agreed to by the Trustee, the Administrative Agent, the Depositor and the Authorized Participant, such delivery shall occur no later than the close of business for the Depositor (New York City time) on the date of first use; provided, however, if the date of first use is not a Business Day, such delivery shall occur no later than the close of business for the Depositor (New York City time) on the first Business Day preceding such date of first use.

                  (d) Each Authorized Participant severally represents and agrees (i) that it did not enter into any contract of sale for any MACRO Share prior to the time the initial time of sale as determined by the Depositor (the "Initial Time of Sale") and (ii) that it will, at any time that such Authorized Participant is acting as an "underwriter" (as defined in Section 2(a)(11) of the Securities Act) with respect to any type of MACRO Share, deliver to each investor to whom the MACRO Shares are offered a copy of the then-current Prospectuses as required under the Securities Act.

                  (e) Each Authorized Participant hereby agrees that, for the term of this Participants Agreement, the Depositor may deliver the then-current Prospectuses, and any supplements or amendments thereto or recirculation thereof, to such Authorized Participant in Portable Document Format ("PDF") via electronic mail in lieu of delivering the Prospectuses in paper form. Each Authorized Participant may revoke the foregoing agreement at any time by delivering written notice to the Depositor and the Administrative Agent and, whether or not such agreement is in effect, each Authorized Participant may, at any time, request reasonable quantities of the Prospectuses, and any supplements or amendments thereto or recirculation thereof, in paper form from the Depositor. Each Authorized Participant acknowledges that it has the capability to access, view, save and print material provided to it in PDF and that it will incur no appreciable extra costs by receiving the Prospectuses in PDF instead of in paper form.

                  (f) For as long as this Participants Agreement is effective, each Authorized Participant agrees to be identified as an authorized participant of the Paired Holding Trusts and the Tradeable Trusts (i) in the section of the Prospectuses included within the Registration Statements entitled "Plan of Distribution" and in any other section as may be required by the SEC and (ii) on any website relating to the Paired Holding Trusts or the Tradeable Trusts.

         Section 16. Certain Covenants of the Depositor. The Depositor covenants and agrees:

                  (a) to advise the Authorized Participant promptly of the happening of any event during the term of this Participants Agreement which could require the making of any change in the Prospectuses then being used so that the Prospectuses would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the expense of the Paired Holding Trusts, to each Authorized Participant promptly such amendments or supplements to such Prospectuses as may be necessary to reflect any such change;

                  (b) to deliver a certification by a duly authorized officer of the Depositor in the form attached hereto as EXHIBIT E to each Authorized Participant, upon the occurrence of (i) an amendment to any of the Registration Statements or the Prospectuses by the filing of a post-effective amendment, (ii) the filing of a new Registration Statement to register additional Paired Holding Shares in reliance on Rule 429 of the Securities Act, or (iii) incorporated by reference of new financial information into the Registration Statements or the Prospectuses. In addition, any certificate signed by any officer of the Depositor and delivered to each Authorized Participant or counsel for each Authorized Participant pursuant hereto shall be deemed to be a representation and warranty by the Depositor as to matters covered thereby to each Authorized Participant;

                  (c) upon (i) amending any of the Registration Statements or
(ii) the filing and effectiveness of a new Registration Statement to register additional Paired Holding Shares or Tradeable Shares in reliance on Rule 429 of the Securities Act, to furnish to each Authorized Participant, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Depositor, addressed to each Authorized Participant and dated such dates substantially in the form of Exhibit F attached hereto.

                  (d) to deliver letters from the MACRO Trust's accountants, dated as of the date of such events below, that are addressed to each Authorized Participant, certified independent public accountants and stating in effect that they have performed certain specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the MACRO Trusts) set forth in the Prospectuses, agrees with the accounting records of the MACRO Trusts, excluding any questions of legal interpretation, upon the occurrence of (i) an amendment to any of the Registration Statements or the Prospectuses by the filing of a post-effective amendment or (ii) incorporated by reference of new financial information into the Registration Statements or the Prospectuses; and

                  (e) [to cause each of the MACRO Trusts to file a post-effective amendment to their respective Registration Statements no less frequently than once per calendar quarter on or about the same time that such MACRO Trusts file a quarterly or annual report pursuant to Section 13 or 15(d) of the Exchange Act (including the information contained in such report), until such time as the MACRO Trusts' reports filed pursuant to Section 13 or 15(d) of the Exchange Act are incorporated by reference in the Registration Statement.]

         Section 17. Addition and Removal of Authorized Participants.

                  (a) On any Business Day, any Person who satisfied the requirements set forth in Section 2 of this Participants Agreement may notify the Administrative Agent and the Depositor of its desire to be added to Schedule I of this Participants Agreement. The Administrative Agent shall review such Person's request, and if such Person is acceptable to the Depositor, the Administrative Agent shall prepare, or cause to be prepared, a supplement to this Participants Agreement under which such Person will be added to Schedule I attached hereto and pursuant to which such Person shall assume the role, responsibilities and privileges of an Authorized Participant as set forth in this Participants Agreement. Upon instruction for the Depositor, each of the Administrative Agent and Trustee hereby acknowledge and agree that it will execute and deliver such supplement to the extent permitted by law. Furthermore, each Authorized Participant acknowledges and agrees that its execution and delivery of such supplement shall not be required to bind any future Authorized Participant to the terms and conditions set forth herein. The Trustee shall use commercially reasonable efforts to submit on behalf of such Person an application to create an account at DTC pursuant to which it can effectuate creations, redemptions and/or exchanges in accordance with Attachment A attached hereto. Upon an approval from DTC and the execution and delivery of such supplement by such Person, the Administrative Agent, the Trustee and the Depositor, such Person shall be deemed to be an Authorized Participant under this Participants Agreement. To the extent required under the Securities Exchange Act of 1934, as amended, the Trustee shall file within four (4) Business Days of executing a supplement a Form 8-K disclosing the addition of an Authorized Participant.

                  (b) Upon five (5) Business Days' written notice, an Authorized Participant may terminate its role with respect to this Participants Agreement. The Administrative Agent shall prepare, or cause to be prepared, an amendment to
Schedule I under which such Authorized Participant shall be removed from such schedule. The Administrative Agent, the Depositor, the Trustee and such Administrative Agent shall execute such amendment upon its preparation and delivery. Each Authorized Participant acknowledges and agrees that the execution and delivery by it of such amendment is not required for the removal of an Authorized Participant from the Schedule. To the extent required under the Securities Exchange Act of 1934, as amended, the Trustee shall file within four
(4) Business Days of executing an amendment a Form 8-K disclosing the removal of such Authorized Participant.

         Section 18. Third Party Beneficiaries. Each AP Indemnified Party, to the extent it is not a party to this Participants Agreement, is a third-party beneficiary of this Participants Agreement (each, a "Third Party Beneficiary") and may proceed directly against each Authorized Participant (including by bringing proceedings against each Authorized Participant in its own name) to enforce any obligation of each Authorized Participant under this Participants Agreement which directly or indirectly benefits such Third Party Beneficiary.

         Section 19. Force Majeure. No party to this Participants Agreement shall incur any liability for any delay in performance, or for the non-performance, of any of its obligations under this Participants Agreement by reason of any cause beyond its reasonable control. This includes any act of God or war or terrorism, any breakdown, malfunction or failure of transmission in connection with or other unavailability of any wire, communication or computer facilities, any transport, port or airport disruption, industrial action, acts and regulations and rules of any governmental or supra-national bodies or authorities or regulatory or self-regulatory organization or failure of any such body, authority or organization for any reason, to perform its obligations.

         Section 20. Ambiguous Instructions. If an Order Form otherwise in good form contains order terms that differ from the information provided in the telephone call at the time of issuance of the applicable order number, the Administrative Agent will attempt to contact one of the Authorized Persons of the Authorized Participant to request confirmation of the terms of the Order. If an Authorized Person confirms the terms as they appear in the Order, then the Order will be accepted and processed. If an Authorized Person contradicts the Order terms, the Order will be deemed invalid, and a corrected Order must be received by the Administrative Agent, as the case may be, not later than within fifteen (15) minutes of such contact with the Authorized Person. If the Administrative Agent is not able to contact an Authorized Person, then the Order shall be accepted and processed in accordance with its terms notwithstanding any inconsistency from the terms of the telephone information. In the event that an Order contains terms that are illegible, the Order will be deemed invalid and the Administrative Agent will attempt to contact one of the Authorized Persons of each Authorized Participant to request retransmission of the Order. A corrected Order must be received by the Administrative Agent not later than within fifteen (15) minutes of such contact with the Authorized Person. The Administrative Agent will incur no liabilities under this Section 20.

         Section 21. Miscellaneous.

                  (a) Amendment and Modification. This Participants Agreement, the Procedures attached hereto and the Exhibits hereto may be amended, modified or supplemented by the Trustee, the Administrative Agent and the Depositor, without consent of any holder of the MACRO Shares or the Authorized Participants; provided, however, that the Trustee will not be required to enter into any amendment or modification of this Participants Agreement that would (i) alter the status of any Paired Holding Trust as a partnership or any of the Tradeable Trusts as grantor trust for federal income tax purposes or (ii) cause any Trust to be required to register as an investment company under the Investment Company Act of 1940, as amended, or (iii) cause or potentially cause the assets of any Trust to constitute "plan assets" within the meaning of ERISA unless (in each case) it has obtained a favorable opinion of counsel at the expense of the applicable trust to the effect that such amendment would not have such effect. After the amendment, modification or supplement has been agreed to, the Administrative Agent shall mail a copy of the proposed amendment, modification or supplement to each Authorized Participant. The Administrative Agent may also deliver such amendment, modification or supplement thereto by electronic mail; provided, however, that physical delivery via the United States postal system or similar system shall be required. For the purposes of this Participants Agreement, mail will be deemed received by the recipient thereof on the third (3rd) day following the deposit of such mail into the United States postal system or similar system. Within ten (10) calendar days after its deemed receipt, the amendment, modification or supplement will become part of this Participants Agreement, the Attachments or the Exhibits, as the case may be, in accordance with its terms. If at any time there is any material amendment, modification or supplement of any Participants Agreement (other than this Participants Agreement), the Administrative Agent will promptly mail a copy of such amendment, modification or supplement to each Authorized Participant.

         Notwithstanding the foregoing, any amendment, modification or supplement to any creation or redemption procedural item in the Procedures shall be made in accordance with the terms of such agreements. After the amendment, modification or supplement has been agreed to, the Trustee will mail a copy of the amendment, modification or supplement to each Authorized Participant.

                  (b) Waiver of Compliance. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but any such written waiver, or the failure to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                  (c) Notices. Except as otherwise specifically provided in this Participants Agreement, all notices required or permitted to be given pursuant to this Participants Agreement shall be given in writing and delivered by personal delivery, by postage prepaid registered or certified United States first class mail, return receipt requested, by nationally recognized overnight courier (delivery confirmation received) or by telex, telegram, telephonic facsimile, electronic mail or similar means of same day delivery (transmission confirmation received), with a confirming copy regular mail, postage prepaid. Unless otherwise notified in writing, all notices to any MACRO Trusts shall be given or sent to the Administrative Agent, with copies to the Trustee. All notices shall be directed as follows:

                  If to the Trustee:


                           INVESTORS BANK AND TRUST COMPANY
                           Attention:  [  ]
                           Telephone:  (  )
                           Facsimile:  (  )


                  If to the Depositor:


                           MACRO Securities Depositor, LLC
                           130 Seventh Avenue, Suite 113
                           New York, NY 10011
                           Attention:  Samuel Masucci, III
                           Telephone:  (800) 767-4796
                           Facsimile:  (  )

                  If to the Administrative Agent:


                           CLAYMORE SECURITIES, INC.
                           Attention:  [  ]
                           Telephone:  (  )
                           Facsimile:  (  )


                  If to each Authorized Participant:


                           The information listed on Schedule I attached hereto;
or to such other address as any of the parties hereto shall have communicated in writing to the remaining parties in compliance with the provisions hereof.

                  (d) Successors and Assigns. This Participants Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

                  (e) Assignment. Neither this Participants Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party without the prior written consent of the other parties, except that any entity into which a party hereto may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which such party hereunder shall be a party, or any entity succeeding to all or substantially all of the business of the party, shall be the successor of the party under this Participants Agreement. The party resulting from any such merger, conversion, consolidation or succession shall notify the other parties hereto of the change. Any purported assignment in violation of the provisions hereof shall be null and void. Notwithstanding the foregoing, this Participants Agreement shall be automatically assigned to any successor Trustee, Administrative Agent or Depositor at such time such successor qualifies as a successor Trustee, Administrative Agent or Depositor under the terms of the Trust Agreements.

                  (f) Governing Law; Consent to Jurisdiction. This Participants Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York conflict of laws principles other than Section 5-1401 et seq. of the General Obligations Law of the State of New York) as to all matters, including matters of validity, construction, effect, performance and remedies. Each party hereto irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in the Borough of Manhattan in such state in connection with any action, suit or other proceeding arising out of or relating to this Participants Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objections as to laying of venue. Each party further waives personal service of any summons, complaint or other process and agrees that service thereof may be made by certified or registered mail directed to such party at such party's address for purposes of notices hereunder.

                  (g) Counterparts. This Participants Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Participants Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, and it shall not be necessary in making proof of this Participants Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

                  (h) Interpretation. The article and section headings contained in this Participants Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Participants Agreement.

                  (i) Entire Agreement. This Participants Agreement and the Trust Agreements, along with any other agreement or instrument delivered pursuant to this Participants Agreement and the Trust Agreements, supersede all prior agreements and understandings between the parties with respect to the subject matter hereof, provided, however, that each Authorized Participant shall not be deemed by this provision to be a party to the Trust Agreements.

                  (j) Severance. If any provision of this Participants Agreement is held by any court or any act, regulation, rule or decision of any other governmental or supra-national body or authority or regulatory or self-regulatory organization to be invalid, illegal or unenforceable for any reason, it shall be invalid, illegal or unenforceable only to the extent so held and shall not affect the validity, legality or enforceability of the other provisions of this Participants Agreement and this Participants Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein, unless the Depositor determines in its discretion, after consulting with the Trustee and the Administrative Agent, that the provision of this Participants Agreement that was held invalid, illegal or unenforceable does affect the validity, legality or enforceability of one or more other provisions of this Participants Agreement, and that this Participants Agreement should not be continued without the provision that was held invalid, illegal or unenforceable, and in that case, upon the Depositor's notification of the Trustee and the Administrative Agent of such a determination, this Participants Agreement shall immediately terminate and the Administrative Agent will so notify each Authorized Participant immediately.

                  (k) No Strict Construction. The language used in this Participants Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

                  (l) Survival. Section 11 (Indemnification) and Section 18 (Third Party Beneficiaries) hereof shall survive the termination of this Participants Agreement.

                  (m) Other Usages. The following usages shall apply in interpreting this Participants Agreement: (i) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of such agency, authority or instrumentality; and (ii) "including" means "including, but not limited to."

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each Authorized Participant, the Depositor, the Administrative Agent and the Trustee have caused this Participants Agreement to be executed by their duly authorized representatives as of the date first set forth above.



                                   INVESTORS BANK AND TRUST COMPANY
                                   not in its individual capacity, but solely as the Trustee for the Paired Holding Trusts and the Tradeable Trusts

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:
                                              ----------------------------------
                                   Telephone:
                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------



                                   CLAYMORE SECURITIES, INC.
                                   not in its individual capacity, but solely as Administrative Agent of the Paired Holding Trusts and the Tradeable Trusts

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:
                                              ----------------------------------
                                   Telephone:
                                              ----------------------------------
                                   Facsimile:
                                              ----------------------------------



                                   MACRO SECURITIES DEPOSITOR, LLC
                                   Depositor of the Paired Holding Trusts and the Tradeable Trusts

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:   130 Seventh Avenue, Suite 113
                                              New York, NY 10011
                                   Telephone: (800) 767-4796
                                   Facsimile: [                 ]

                                   [Name of Authorized Participant]

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:   [                 ]
                                   Telephone: [                 ]
                                   Facsimile: [                 ]



                                   [Name of Authorized Participant]

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:   [                 ]
                                   Telephone: [                 ]
                                   Facsimile: [                 ]



                                   [Name of Authorized Participant]

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:   [                 ]
                                   Telephone: [                 ]
                                   Facsimile: [                 ]



                                   [Name of Authorized Participant]

                                   By:
                                              ----------------------------------
                                   Name:
                                              ----------------------------------
                                   Title:
                                              ----------------------------------
                                   Address:   [                 ]
                                   Telephone: [                 ]
                                   Facsimile: [                 ]

                                                                      SCHEDULE I


                        [LIST OF AUTHORIZED PARTICIPANTS]











                                  SCHEDULE I-1

                                    EXHIBIT A


                    CLAYMORE MACROSHARES OIL UP HOLDING TRUST
                   CLAYMORE MACROSHARES OIL DOWN HOLDING TRUST

                   CLAYMORE MACROSHARES OIL UP TRADEABLE TRUST
                  CLAYMORE MACROSHARES OIL DOWN TRADEABLE TRUST


         FORM OF CERTIFIED AUTHORIZED PERSONS OF AUTHORIZED PARTICIPANT

         The following are the names, titles and signatures of all persons (each, an "Authorized Person") authorized to give instructions relating to any activity contemplated by the Participants Agreement or any other notice, request or instruction on behalf of the Authorized Participant pursuant to the Participants Agreement.

Authorized Participant:                           (the "Authorized Participant")
                        -------------------------

Name:                                    Name:
      -------------------------------          -------------------------------
Title:                                   Title:
       ------------------------------           ------------------------------
Signature:                               Signature:
           --------------------------               --------------------------
Name:                                    Name:
      -------------------------------          -------------------------------
Title:                                   Title:
       ------------------------------           ------------------------------
Signature:                               Signature:
           --------------------------               --------------------------

         The undersigned, [name], [title] of [company], does hereby certify that the persons listed above have been duly elected to the offices set forth beneath their names, that they presently hold such offices, that they have been duly authorized to act as Authorized Persons pursuant to the Participants Agreement, dated as of [date], by and among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor, and that their signatures set forth above are their own true and genuine signatures.

         IN WITNESS WHEREOF, I, the undersigned, a duly authorized officer of the Authorized Participant hereby execute this certificate as of the date first set forth above.



                                   ---------------------------------------------
                                   NAME OF AUTHORIZED PARTICIPANT



                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:





Subscribed and sworn to before me this     day of
            , 20___



                                   By:
                                      ------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------
                                   Date:
                                         ---------------------------------------
                                   Notary Public:
                                                  ------------------------------

                                    EXHIBIT B


                                     FORM OF
                            CLAYMORE MACROSHARES OIL
                                 CREATION ORDER

Authorized Participant:                           (the "Authorized Participant")
                        -------------------------

Date:
      --------------------

Submission Number:
                   ---------------------------------

PIN Number:
            -------------------------------

Number of MACRO Units to be Issued:

Does the Authorized Participant wants its Up-MACRO Holding Shares to be exchanged into Up-MACRO Tradeable Shares?

-------  -------
Yes      No

The Number of Up-MACRO Holding Shares to be exchanged into Up-MACRO Tradeable
Shares:
        ----------------------

Does the Authorized Participant wants its Down-MACRO Holding Shares to be exchanged into Down-MACRO Tradeable Shares?

-------  -------
Yes      No

The Number of Down-MACRO Holding Shares to be exchanged into Down-MACRO Tradeable Shares:
                  ----------------------

         All Creation Orders are subject to the terms and conditions of the applicable Trust Agreements as currently in effect and the Participants Agreement, dated as of [ ] (the "Participants Agreement"), among the Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Creation Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Purchase Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Creation Order Form to the Administrative Agent and the Trustee on behalf of the Authorized Participant.

         The Authorized Participant, by placing this order, acknowledges that a "distribution" as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. The Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel prior to placing this Creation Order.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Creation Order as of the date set forth below.




                                   NAME OF AUTHORIZED PARTICIPANT


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Date:
                                         ---------------------------------------

                                    EXHIBIT C


                                     FORM OF
                     CLAYMORE MACROSHARES OIL EXCHANGE ORDER

Authorized Participant:                           (the "Authorized Participant")
                        -------------------------

Date:
       -----------------------------

Submission Number:
                    ---------------------------------

PIN Number:
             -------------------------------

Number of Up-MACRO Holding Shares to be Exchanged into Up-MACRO Tradeable
Shares:

                   (Number)                           (check if not applicable)
------------------                          ---------

Number of Down-MACRO Holding Shares to be Exchanged into Down-MACRO Tradeable
Shares:

                   (Number)                           (check if not applicable)
------------------                          ---------

Number of Up-MACRO Shares Tradeable to be Exchanged into Up-MACRO Holding
Shares:

                   (Number)                           (check if not applicable)
------------------                          ---------

Number of Down-MACRO Tradeable Shares to be Exchanged into Down-MACRO Holding
Shares:

                   (Number)                           (check if not applicable)
------------------                          ---------

CUSIP Number(s):


------------------------------------        ------------------------------------
Up-MACRO Holding Shares                     Down-MACRO Holding Shares


-------------------------------------       ------------------------------------
Up-MACRO Tradeable Shares                   Down -MACRO Tradeable Shares

         All Exchange Orders are subject to the terms and conditions of the applicable Trust Agreements as currently in effect and the Participants
Agreement, dated as of [      ] (the "Participants Agreement"), among the
Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Exchange Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Exchange Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Exchange Order Form to the Trustee on behalf of the Authorized Participant.

         The Authorized Participant, by placing this order, acknowledges that a "distribution" as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may be occurring. The Authorized Participant is cautioned that some of its activities may result in its being deemed a participant in a distribution which would render it a statutory underwriter and subject it to the prospectus-delivery requirements and the liability provisions of the Securities Act. The Authorized Participant should review the "Plan of Distribution" portion of the Prospectuses and consult with its own counsel prior to placing this Exchange Order.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Exchange Order as of the date set forth below.




                                   NAME OF AUTHORIZED PARTICIPANT


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Date:
                                         ---------------------------------------

                                    EXHIBIT D


                                     FORM OF
                    CLAYMORE MACROSHARES OIL REDEMPTION ORDER

Authorized Participant:                           (the "Authorized Participant")
                         ------------------------

Date:
       -----------------------------

Submission Number:
                    ---------------------------------

PIN Number:
             -------------------------------

Number of MACRO Units to be Redeemed:
                                      ----------------

Number of Up-MACRO Holding Shares to be Redeemed:

                   (Number)                           (check if not applicable)
------------------                          ---------

Number of Down-MACRO Holding Shares to be Redeemed:

                   (Number)                           (check if not applicable)
------------------                          ---------

Up-MACRO Tradeable Shares to be Exchanged into Up-MACRO Holding Shares and immediately redeemed:

                   (Number)                           (check if not applicable)
------------------                          ---------

The Number of Up-MACRO Tradeable Shares to be exchanged into Up-MACRO Holding Shares and immediately to be redeemed:

                   (Number)                           (check if not applicable)
------------------                          ---------

CUSIP Numbers:


------------------------------------        ------------------------------------
Up-MACRO Holding Shares                     Down-MACRO Holding Shares


-------------------------------------       ------------------------------------
Up-MACRO Tradeable Shares                   Down -MACRO Tradeable Shares

         All Redemption Orders are subject to the terms and conditions of the applicable Trust Agreements as currently in effect and the Participants
Agreement, dated as of [      ] (the "Participants Agreement"), among the
Authorized Participant, the Trustee, the Administrative Agent and the Depositor named therein.

         The Authorized Participant by executing this Redemption Order hereby makes each of the representations and warranties set forth in the Participants Agreement as of the date hereof and as of the settlement date related to this Redemption Order.

         The undersigned does hereby certify as of the date set forth below that he/she is an Authorized Person under the Participants Agreement and that he/she is authorized to deliver this Redemption Order Form to the Trustee on behalf of the Authorized Participant.

         IN WITNESS WHEREOF, I, the undersigned, an Authorized Person of the Authorized Participant, hereby execute this Redemption Order as of the date set forth below.




                                   NAME OF AUTHORIZED PARTICIPANT


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Date:
                                         ---------------------------------------

                                    EXHIBIT E


                         MACRO SECURITIES DEPOSITOR, LLC
                              [month][date], [year]


                              OFFICER'S CERTIFICATE

         The undersigned, a duly authorized officer of MACRO Securities Depositor, LLC, a Delaware limited liability company (the "Depositor"), and pursuant to Section 15(d) of the Participants Agreement (the "Agreement"), dated as of __________, 2006 by and among the parties listed on Schedule I attached hereto (individually, an "Authorized Participant" and collectively, the "Authorized Participants"), the Depositor, Investors Bank and Trust Company, a Massachusetts trust company, not in its individual capacity but solely (i) as trustee of the Claymore/MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust") (ii) as trustee of the Claymore/MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust" and together with the Up-MACRO Holding Trust, the "Paired Holding Trusts"), (iii) as trustee of the Claymore/MACROshares Oil Up Tradeable Trust (the "Up-MACRO Tradeable Trust"), and (iv) as trustee of the Claymore/MACROshares Oil Down Tradeable Trust (the "Down-MACRO Tradeable Trust" and together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts" and collectively, with the Paired Holding Trusts, the "MACRO Trusts") (such entity, in its capacities set forth above, the "Trustee") and Claymore Securities, Inc., not in its individual capacity but solely as administrative agent of the MACRO Trusts (the "Administrative Agent"), hereby certifies, based on his/her actual knowledge and acting solely in his/her capacity as a duly authorized officer of the Depositor, that:

         1. Each of the following representations and warranties of the Depositor is true and correct in all material respects as of the date hereof:

                  (a) the Prospectuses do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; each Registration Statement complies in all material respects with the requirements of the Securities Act and each Prospectus complies in all material respects with the requirements of the Securities Act and any statutes, regulations, contracts or other documents that are required to be described in the applicable Prospectus or to be filed as exhibits to the applicable Registration Statement have been so described or filed; the conditions to the use of Form S-1 or S-3, if applicable, have been satisfied; each Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Depositor makes no warranty or representation with respect to any statement contained in any Registration Statement or any Prospectus in reliance upon and in conformity with information concerning any

                           Authorized Participant and furnished in writing by or on behalf of any Authorized Participant to the Depositor expressly for use in such Registration Statement or such Prospectus; and neither the Depositor nor any person known to the Depositor acting on behalf of the MACRO Trusts has distributed nor will distribute any offering material other than a Prospectus;

                  (b) each Paired Holding Trust has been duly formed and is validly existing as a trust under the laws of the State of New York, as described in the applicable Prospectus relating to such Paired Holding Trust, and the Holding Trust Agreements authorize the Trustee to issue and deliver the Paired Holding Shares to each Authorized Participant pursuant to the Holding Trust Agreements and the related Participants Agreement as contemplated in each such Registration Statement and Prospectus;

                  (c) each Tradeable Trust has been duly formed and is validly existing as a trust under the laws of the State of New York, as described in the applicable Prospectus relating to such Tradeable Trust, and the Tradeable Trust Agreements authorize the Trustee to issue and deliver the applicable Tradeable Shares to each Authorized Participant pursuant to the Tradeable Trust Agreements and the related Participants Agreement as contemplated in each such Registration Statement and Prospectus;

                  (d) the Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as described in the applicable Prospectus, and has all requisite power and authority to execute and deliver the Participants Agreement;

                  (e) the Depositor is duly qualified and is in good standing in each jurisdiction where the conduct of its business requires such qualification; and each of the MACRO Trusts is not required to so qualify in any jurisdiction;

                  (f) complete and correct copies of the Trust Agreements, and any and all amendments, modifications and supplements thereto, have been delivered to each Authorized Participant, and no changes thereto have been made;

                  (g) the outstanding Paired Holding Shares have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

                  (h) the outstanding Tradeable Shares have been duly and validly issued and are fully paid and non-assessable and free of statutory and contractual preemptive rights, rights of first refusal and similar rights;

                  (i) the Paired Holding Shares conform in all material respects to the description thereof contained in the applicable Registration Statement and

                           Prospectus, and the holders of the Paired Holding Shares will not be subject to personal liability by reason of being such holders;

                  (j) the Tradeable Shares conform in all material respects to the description thereof contained in the applicable Registration Statement and Prospectus, and the holders of the Tradeable Shares will not be subject to personal liability by reason of being such holders;

                  (k) the Participants Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with its terms;

                  (l) the Depositor is not in breach or violation of or in default under any of its respective constitutive documents, or any agreement, mortgage, deed of trust, loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Depositor is a party or by which any of its properties may be bound or affected, and the execution, delivery and performance of the Participants Agreement, the issuance and sale of Paired Holding Shares and Tradeable Shares to each Authorized Participant party to the Trust Agreements and the consummation of the transactions contemplated thereto does not conflict with, result in any breach or violation of or constitute a default under any of its respective constitutive documents, the Trust Agreements, or any agreement, mortgage, deed of trust, loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Depositor is a party or by which the Depositor or any of its properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Depositor;

                  (m) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of Paired Holding Shares or Tradeable Shares to any Authorized Participant under the Trust Agreements and the related Participants Agreement or the consummation by the Depositor of the transactions contemplated hereunder other than registration of the Paired Holding Shares and the Tradeable Shares under the Securities Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Paired Holding Shares and Tradeable Shares are being offered or under the rules and regulations of the National Association of Securities Dealers (the "NASD");

                  (n) the Depositor has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business; the Depositor is not in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Depositor;

                  (o) except as set forth in the applicable Registration Statement and Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which the Depositor is or would be a party or of which any of their respective properties are or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

                  (p)      [      ], whose report on the audited financial
                           statements of the MACRO Trusts are filed with the SEC as part of each Registration Statement and each Form 10-K, are independent public accountants as required by the Securities Act;

                  (q) the audited financial statement(s) included in each Prospectus, together with the related notes and schedules, presents fairly the financial position of each MACRO Trust as of the date indicated and has been prepared in compliance with the requirements of the Securities Act and in conformity with generally accepted accounting principles; there are no financial statements (historical or pro forma) that are required to be included in each Registration Statement and each Prospectus that are not included as required, and the MACRO Trusts do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the applicable Prospectus;

                  (r) subsequent to the respective dates of each Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change affecting the Depositor or the MACRO Trusts, (ii) any transaction which is material to the Depositor or the MACRO Trusts taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Depositor or the MACRO Trusts, which is material to the MACRO Trusts (other than any action taken by a MACRO Trust relating to a subsequent issuance, paired optional redemption or exchange or creation of Tradeable Shares, and (iv) any change in the Paired Holding Shares or Tradeable Shares purchased by each Authorized Participant (collectively, a "Material Change") which has not been the subject of a filing as required under the Exchange Act;

                  (s) each of the MACRO Trusts is not and, after giving effect to the offering and sale of the Paired Holding Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                  (t) all tax returns required to be filed by the MACRO Trusts have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid;

                  (u) any statistical and market-related data included in the Prospectuses are based on or derived from sources that the Depositor believes to be reliable and accurate, and the Depositor has obtained the written consent (if such consent is required) to the use of such data from such sources to the extent required; and

                  (v) neither the Depositor, nor any of the Depositor's managers, members, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security or asset of a MACRO Trust to facilitate the sale or resale of the Paired Holding Shares or Tradeable Shares; and there are no affiliations or associations between any member of the NASD and any of the Depositor's officers, managers or 5% or greater security holders, except as set forth in the Prospectuses.

         2. Each of the obligations of the Depositor to be performed by it on or before the date hereof pursuant to the terms of the Trust Agreement, and each of the provisions thereof to be complied with by the Depositor on or before the date hereof, has been duly performed and complied with in all material respects.

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the applicable Trust Agreement, and if such defined term is not set forth therein, then such defined terms shall have the meanings assigned to such terms in the Participants Agreement.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, I, a duly authorized officer of the Depositor, on behalf of the Depositor, have caused this Officer's Certificate to be executed as of the date first written above.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:



         I, _______________, in my capacity as [Vice President], hereby certify that _______________ is the duly elected [President] of the Depositor, and that the signature set forth immediately above is [his/her] genuine signature.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the date first set forth above.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT F



                     FORM OF THE DEPOSITOR'S COUNSEL OPINION

                                  ATTACHMENT A

                               PROCEDURES FOR THE
                         CLAYMORE MACROSHARES OIL TRUSTS

I. CREATION OF PAIRED HOLDING SHARES AND CREATION OF PAIRED HOLDING SHARES AND CONCURRENT EXCHANGE TO TRADEABLE SHARES

Scope of Procedures and Overview

         These procedures (the "Creation Procedures") describe the processes by which an Authorized Participant (as defined below) may create one or more MACRO units (as defined below), consisting of Claymore MACROshares Oil Up Holding Shares (the "Up-MACRO Holding Shares") and Claymore MACROshares Oil Down Holding Shares (the "Down-MACRO Holding Shares" and together with the Up-MACRO Holding Shares, the "Paired Holding Shares" or each a "Holding Share") or create one or more MACRO Units and exchange all or part of the Holding Shares created into their respective Claymore MACROshares Oil Up Tradeable Shares (the "Up-MACRO Tradeable Shares") and/or Claymore MACROshares Oil Down Tradeable Shares (the "Down-MACRO Tradeable Shares" and together with the Up-MACRO Tradeable Shares, the "Tradeable Shares", and, collectively with the Paired Holding Shares, the "MACRO Shares"). The Paired Holding Shares constituting a MACRO Unit and their related Tradeable Shares, if applicable, shall only be issued in connection with the instructions set forth herein and in coordination with Investors Bank and Trust Company, not in its individual capacity but solely (i) as trustee (the "Up-MACRO Holding Trustee") of the Claymore MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust"), (ii) as trustee (the "Down-MACRO Holding Trustee") of the Claymore MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust" and together with the Up-MACRO Holding Trust, the "Paired Holding Trusts"), (iii) as trustee (the "Up-MACRO Tradeable Trustee") of the Claymore MACROshares Oil Up Tradeable Trust (the "Up-MACRO Tradeable Trust") and (iv) as trustee (the "Down-MACRO Tradeable Trustee" and, in its various capacities under the applicable Trust Agreements, the "Trustee") of the Claymore MACROshares Oil Down Tradeable Trust (the "Down-MACRO Tradeable Trust" and together with the Up-MACRO Tradeable Trust, the "Tradeable Trusts"; the Paired Holding Trusts and the Tradeable Trusts, collectively, the "MACRO Trusts") and Claymore Securities, Inc., not in its individual capacity but solely as administrative agent of the MACRO Trusts (the "Administrative Agent").

         Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Participants Agreement and if such defined term is not set forth therein, then such defined term shall have the meaning assigned to such term in either (i) the Claymore MACROshares Oil Up Holding Trust Agreement,
dated as of [      ], 2006 (the "Up-MACRO Holding Trust Agreement"), among the
Up-MACRO Holding Trustee, the Administrative Agent, Claymore Securities, Inc., not in its individual capacity but as the Marketing Agent (in such capacity, the "Marketing Agent") and MACRO Securities Depositor, LLC (the "Depositor"), (ii) the Claymore MACROshares Oil Down Holding Trust Agreement,

                                 Attachment A-1
dated as of [      ], 2006 (the "Down-MACRO Holding Trust Agreement" and,
together with the Up-MACRO Holding Trust Agreement, the "Holding Trust Agreements"), among the Down-MACRO Holding Trustee, the Administrative Agent, the Marketing Agent and the Depositor, (iii) the Claymore MACROshares Oil Up
Tradeable Trust Agreement, dated as of [      ], 2006 (the "Up-MACRO Tradeable
Trust Agreement"), among the Down-MACRO Holding Trustee, the Administrative Agent, the Marketing Agent and the Depositor or (iv) the Claymore MACROshares
Oil Down Tradeable Trust Agreement, dated as of [      ], 2006 (the "Down-MACRO
Tradeable Trust Agreement" and, together with the Up-MACRO Tradeable Trust Agreement, the "Tradeable Trust Agreements", and, collectively with the Holding Trust Agreements the "Trusts Agreements"), among the Down-MACRO Holding Trustee, the Administrative Agent, the Marketing Agent and the Depositor.

         The Paired Holding Shares may be created solely by the parties listed on Schedule I attached to the Participants Agreement (each, an "Authorized Participant"). The Paired Holding Shares may be created only in pairs of 50,000 Up-MACRO Holding Shares and 50,000 Down-MACRO Holding Shares (each such pair, a "MACRO Unit"). The Holding Shares may be exchanged into their respective Tradeable Shares concurrently with the creation of the Paired Holding Shares solely by the instructions of Authorized Participants. In accordance with this Participants Agreement, the Administrative Agent may cause the Trustee to create additional Tradeable Shares in units of 50,000 Up-MACRO Tradeable Shares or 50,000 Down-MACRO Tradeable Shares. The creation of Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares does not need to occur simultaneously. Up-Macro Tradeable Shares may be created independently by the deposit of Up-Macro Holding Shares into the Up-Macro Tradeable Trust, and Down-Macro Tradeable Shares may be created independently by the deposit of Down-Macro Holding Shares into the applicable Tradeable Trust.

         The MACRO Shares will be created on a net daily basis. In the event that the number of MACRO Units to be created based on the Creation Orders of such date exceeds the number of MACRO Units to be redeemed pursuant to the Redemption Orders on such date, the newly MACRO Units that will be issued will be equal to the number of MACRO Units created minus the number of MACRO Units redeemed. In contrast, in the event that the number of MACRO Units to be redeemed pursuant to the Redemption Orders on such date exceeds the number of MACRO Units to be created based on the Creation Orders on such date, the actual number of MACRO Units to be issued will be zero. The Settlement Contracts created on each date, if any, any adjustment to amounts allocated under the Income Distribution Agreement and the purchase of new Treasuries, if any, will also be done on a net daily basis, in accordance to the daily netting of creation and redemption of MACRO Units. Similarly, in the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be created based on the Creation Orders and the Exchange Orders, if applicable, of such date exceeds the number of such Tradeable Shares to be redeemed pursuant to the Redemption Orders and, if applicable, the Exchange Orders on such date, the newly Tradeable Shares that will be issued will be equal to the number of such Tradeable Shares created minus the number of such Tradeable Shares redeemed. In contrast, in the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be redeemed pursuant to the Redemption Orders and, if applicable, the Exchange Orders on such date exceeds the number of such Tradeable Shares to be created based on the Creation Orders and the

                                 Attachment A-2

Exchange Orders, if applicable, on such date, the actual number of such Tradeable Shares to be issued will be zero (such netting, collectively, the "Net Daily Basis").

         Upon acceptance of the Participants Agreement by the Authorized Participant, the Administrative Agent will assign a personal identification number (a "PIN number") to each Authorized Person authorized to act for an Authorized Participant. This will allow an Authorized Participant through its Authorized Person(s) to place Creation Order(s), Exchange Order(s) or Redemption Order(s) for MACRO Shares.

Important Notes:

         o Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

         o All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.



                                 Attachment A-3

                                CREATION PROCESS

         On any Business Day, an Authorized Participant may submit a Creation Order, substantially in the form of EXHIBIT B to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent to create one or more MACRO Units or to create one or more MACRO Units and concurrently exchange all or some of the such Holding Shares to their related Tradeable Shares by the Order Cut-Off Time (as defined below) on such Business Day (such Business Day, "T" and any number added to T shall refer to such order day plus the number of Business Days following such day).

         In connection with the Creation Order, the Authorized Participant shall have wired to the Trustee by 10:00 a.m. New York City time on T+1 the following:

         o a Transaction Fee for the MACRO Units and the Tradeable Shares, if applicable, being created;

         o cash equal to the Aggregate Underlying Value on T of the Up-MACRO Holding Shares being created; and

         o cash equal to the Aggregate Underlying Value on T of the Down-MACRO Holding Shares being created, (such deposits for each MACRO Unit, the "MACRO Unit Deposit").

         Upon the satisfaction of the conditions set forth below, the Paired Holding Trusts shall issue and deliver MACRO Units to the creating Authorized Participant in accordance to the Creation Order prior to 3:00 p.m. New York City time on T+1. In the event that the Creation Order includes a concurrent exchange of all or part of the newly created Holding Shares into their related Tradeable Shares, the Tradeable Trusts shall issue and deliver Tradeable Shares to the creating Authorized Participant in accordance to the Creation Order prior to 3:00 p.m. New York City time on T+3. The Trustee shall transfer to the Authorized Participant's account at The Depository Trust Company ("DTC") the number and type of MACRO Shares ordered and paid for by the Authorized Participant. The Trustee, upon written instruction from the Administrative Agent on a Net Daily Basis, shall adjust the amount to be allocated under the Income Distribution Agreement in the next Distribution Date and enter, if applicable, into additional Settlement Contracts associated with the MACRO Units being created.


                                 Attachment A-4

                               CREATION PROCEDURES

CREATION T (ORDER DATE)

         1. By the earlier of (i) 2:00 p.m. New York City time or (ii) if the close of trading of the Light Sweet Crude Oil Futures Contract on the New York Mercantile Exchange (the "NYMEX") is earlier than 2:30 p.m. New York City time, thirty (30) minutes prior to the close of trading of the Light Sweet Crude Oil Futures Contract on the NYMEX (such time, the "Order Cut-Off Time"), an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Creation Order. The Authorized Person shall provide its PIN number as identification to the Administrative Agent. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

                  (a)      the Authorized Participant's name;

                  (b)      its PIN Number;

                  (c)      the number of MACRO Units requested; and

                  (d) whether the Authorized Participant wishes to exchange its newly created Up-MACRO Holding Shares, and the number of shares he wishes to exchange if any in integral of 50,000 shares, into Up-MACRO Tradeable Shares, and whether it wishes to exchange its newly created Down-MACRO Holding Shares, and the number of shares he wants to exchange, if any, in integral of 50,000 shares, into Down-MACRO Tradeable Shares (the "Concurrent Tradeable Shares Order").

                  Any deposit of cash with the intention of concurrently exchanging some or all of the newly created Paired Holding Shares into Tradeable Shares shall occur in accordance with the procedures set forth herein and the Authorized Participant shall receive its Holding Shares, if any, on T+1 and its Tradeable Shares, if any, on T+3.

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Creation Order through its electronic facilities (and no later than 2:15 New York City time), the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming electronically the receipt of such Creation Order and generate a submission number (a "Submission Number") relating to such Creation Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Creation Orders received from Authorized

                                 Attachment A-5

                  Participants on T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis.

         4. If the Administrative Agent has received the Authorized Participant's Creation Order Form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant and the Trustee via fax (or electronic mail) a copy of the Creation Order Form submitted, marking it "Affirmed." If the Administrative Agent has not received the Authorized Participant's Creation Order Form on time and in accordance with the preceding rules, then by 4:00 p.m. New York City time the Administrative Agent shall return to the Authorized Participant and the Trustee via fax (or electronic mail) a copy of the Creation Order Form submitted, marking it "Cancelled."

         5. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee and the Authorized Participant.

         6. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

                  (a)      the Transaction Fee;

                  (b)      the MACRO Unit Deposit; and,

                  (c) the Distribution Accounts information for each Holding Trust.

CREATION T+1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Creation Order shall deposit the MACRO Unit Deposit into the Distribution Accounts using the Federal Wire Electronic Transfer System and provide to the Administrative Agent and the Trustee the appropriate Federal Reference Number for such transaction.

         2. By 10:30 a.m. New York City time, if the Trustee has not received the full amount of funds owed to the Paired Holding Trust for the MACRO Units, the Trustee shall contact the Authorized Participant to inquire about any missing amounts. If the Trustee does not receive the full amount of the MACRO Unit Deposits, the Trustee shall not be obligated to make any issuances.

         3. By 12:00 p.m. New York City time, if the Trustee has not received the full amount of funds and a Federal Reference Number (or other form of authenticated confirmation) for such transfer, then the Administrative Agent shall notify the Authorized Participant of the amount owed to the Paired Holding Trusts. The deficient Authorized Participant shall immediately wire such amount through the

                                 Attachment A-6

                  Federal Wire Electronic Transfer System and provide to the Administrative Agent and the Trustee the appropriate Federal Reference Number for such transaction or its order shall be cancelled and it will incur any costs associated with such cancellation.

         4. By 3:00 p.m. New York City time, the Trustee shall release the Up-MACRO Holding Shares and Down-MACRO Holding Shares constituting the MACRO Units ordered to the Authorized Participants in accordance to the Creation Orders. The creation and issuance of MACRO Units will occur through the DTC System. Paired Holding Shares that are to be exchanged into Tradeable Shares will be deposited by the Trustee in the Securities Account of the applicable Tradeable Trust through the DTC System.

CREATION T+3

         1. By 3:00 p.m. New York City time, the Trustee shall release the Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares constituting the Concurrent Tradeable Shares Order to the Authorized Participants in accordance with the Creation Orders. The creation and issuance of Tradeable Shares will occur through the DTC system on a Net Daily Basis.


                                      ****



                                 Attachment A-7

II. EXCHANGE OF HOLDING SHARES TO THEIR RESPECTIVE TRADEABLE SHARES AND EXCHANGE OF TRADEABLE SHARES TO THEIR RESPECTIVE HOLDING SHARES

Scope of Procedures and Overview

         These procedures (the "Exchange Procedures") describe the processes by which an Authorized Participant (as defined below) (i) may exchange Up-MACRO Holding Shares or Down-MACRO Holding Shares or both, into Up-MACRO Tradeable Shares or Down-MACRO Tradeable Shares or both, as applicable, or (ii) may exchange Up-MACRO Tradeable Shares or Down-MACRO Tradeable Shares or both, into Up-MACRO Holding Shares or Down-MACRO Holding Shares or both, as applicable. The Tradeable Shares can only be exchanged into Holding Shares and, the Holding Shares shall only be exchanged into Tradeable Shares in connection with the instructions set forth herein and in coordination with the Trustee and the Administrative Agent.

           The Holding Shares may be exchanged into their respective Tradeable Shares and the Tradeable Shares may be exchanged into their respective Holding Shares solely by the instructions of Authorized Participants. In accordance with this Participants Agreement, the Administrative Agent may cause the Trustee to create additional Tradeable Shares in units of 50,000 Up-MACRO Tradeable Shares or 50,000 Down-MACRO Tradeable Shares and to exchange Tradeable Shares to their respective Holding Shares in units of 50,000 Up-MACRO Tradeable Shares or 50,000 Down-MACRO Tradeable Shares. The exchange of Up-MACRO Tradeable Shares or Up-MACRO Holding Shares and Down-MACRO Tradeable Shares or Down-MACRO Holding Shares to their respective MACRO Shares does not need to occur simultaneously. Up-Macro Tradeable Shares may be created independently by the deposit of Up-Macro Holding Shares into the Up-Macro Tradeable Trust, and Down-Macro Tradeable Shares may be created independently by the deposit of Down-Macro Holding Shares into the Down-MACRO Tradeable Trust. Similarly, Up-Macro Holding Shares may be exchanged independently by the deposit of Up-Macro Tradeable Shares into the Up-Macro Tradeable Trust, and Down-Macro Holding Shares may be exchanged independently by the deposit of Down-Macro Tradeable Shares into the Down-MACRO Tradeable Trust.

         The MACRO Shares will be exchanged on a net daily basis. In the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be created based on the Creation Orders and the Exchange Orders, as applicable, of such date exceeds the number of such Tradeable Shares to be redeemed pursuant to the Redemption Orders and the Exchange Orders, as applicable, on such date, the newly Tradeable Shares that will be issued will be equal to the number of such Tradeable Shares created minus the number of such Tradeable Shares redeemed. In contrast, in the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be redeemed pursuant to the Exchange Orders or the Redemption Orders, as applicable, on such date exceeds the number of such Tradeable Shares to be created based on the Creation Orders and the Exchange Orders, as applicable, on such date, the actual number of such Tradeable Shares to be redeemed will be zero (such netting, collectively, the "Net Daily Basis").

                                 Attachment A-8

Important Notes:

         o Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

         o All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.


                                EXCHANGE PROCESS

         On any Business Day, an Authorized Participant may submit an Exchange Order, substantially in the form of EXHIBIT C to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Trustee and the Administrative Agent to exchange Holding Shares to their related Tradeable Shares or to exchange Tradeable Shares to their related Holding Shares by the Order Cut-Off Time on such Business Day (such Business Day, "T" and any number added to T shall refer to such day plus the number of Business Days following such day). In connection with this Exchange Order, the Authorized Participant shall deliver to the Trustee by 10:00 a.m. New York City time on T+1 the following:

         o a Transaction Fee for the for the Holding Shares and/or the Tradeable Shares being exchanged;

         o Up- MACRO Holding Shares, Down-MACRO Holding Shares or both, in integral multiple of 50,000 shares of each, for exchange into the respective Tradeable Shares, if applicable; and

         o Up- MACRO Tradeable Shares, Down-MACRO Tradeable Shares or both, in integral multiple of 50,000 shares of each. for exchange into the respective Holding Shares, if applicable.

         Upon the satisfaction of the conditions set forth below, the applicable trustees shall (i) deliver the respective Tradeable Shares, if applicable, to the designated account of the Authorized Participant in DTC to fill the Exchange Orders prior to 3:00 p.m. New York City time on T+3 or (ii) deliver the respective Holding Shares, if applicable, to the designated account of the Authorized Participant in DTC to fill the Exchange Order prior to 3:00 p.m. New York City time on T+3.


                               EXCHANGE PROCEDURES

EXCHANGE T (EXCHANGE ORDER DATE)

         1. By the Order Cut-Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's

                                 Attachment A-9
                  electronic facilities that the Authorized Participant wishes to place an Exchange Order. The Authorized Person shall provide its PIN number as identification to the Administrative Agent. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

                  (a)      the Authorized Participant's name;

                  (b)      its PIN Number;

                  (c) the number and type of Holding Shares being exchanged, if any;

                  (d) the number and type of Tradeable Shares being exchanged, if any; and

                  (e)      the CUSIP numbers of the MACRO Shares being tendered.

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Redemption or Exchange Order through the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming the receipt of such Exchange Order and generate a submission number (a "Submission Number") relating to such Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Exchange Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis.

         4. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee and the Authorized Participant.

         5. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

                  (a)      the Transaction Fee payable to the Trustee;

                  (b) the number and type of Holding Shares to be tendered, if any, to the Authorized Participant and the CUSIP numbers of the shares which will be delivered;

                  (c) the number and type of Tradeable Shares to be tendered, if any, to the Authorized Participant and the CUSIP numbers of the shares which will be delivered;

                                Attachment A-10

                  (d) The Securities Accounts information of the applicable Tradeable Trusts to which the Holding Shares and/or the Tradeable Shares will be delivered; and

                  (e) the Distribution Account of the applicable Holding Trusts, to which the Transaction Fee will be delivered, and amount due to each of the Paired Holding Trusts;

EXCHANGE T+1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting an Exchange Order shall have deposited the Transaction Fee into the Distribution Account of the applicable Holding Trust and delivered to the Trustee the MACRO Shares to be exchanged.

         2. By 10:30 a.m. New York City time, if the Trustee has not received the foregoing, as applicable, the Trustee shall contact the Authorized Participant to inquire about any missing funds or securities.

         3. By 12:00 p.m. New York City time, if the Trustee has still not received the foregoing, as applicable, then the Administrative Agent shall notify the Authorized Participant of the amount or securities owed to the Holding Trusts. The deficient Authorized Participant must immediately wire such amount through the Federal Wire Electronic Transfer System or transfer such shares to the Trustee or its order shall be cancelled and the Authorized Participant shall incur all costs associated with such cancellation.

EXCHANGE T+3

         1. By 3:00 p.m. New York City time on T+3, the Trustee shall, in accordance with the instructions of the Administrative Agent, deliver to the Authorized Participant's account in DTC, the Holding Shares and/or the Tradeable Shares as ordered by it in the Exchange Order.

                                     * * * *


                                Attachment A-11

III. REDEMPTION OF PAIRED HOLDING SHARES AND EXCHANGE OF TRADEABLE SHARES AND CONCURRENT REDEMPTION OF THOSE SHARES AS PART OF ONE OR MORE MACRO UNITS

Scope of Procedures and Overview

         These procedures (the "Redemption Procedures") describe the processes by which an Authorized Participant may (i) redeem one or more MACRO units or
(ii) exchange its Tradeable Shares into the applicable Holding Shares and concurrently redeem such shares as part of one or more MACRO Units. The Paired Holding Shares constituting a MACRO Unit shall only be redeemed and the Tradeable Shares can only be exchanged into Holding Shares and concurrently redeemed as part of one or more MACRO Units in accordance to the Redemption Procedures set forth herein and in coordination with the Trustee and the Administrative Agent.

         The Paired Holding Shares may be redeemed solely in accordance to the instructions of the Authorized Participants. The Holding Shares may be redeemed only as Paired Holding Shares consisting of one or more MACRO Units. In accordance with this Participants Agreement, the Administrative Agent may cause the Trustee to exchange Tradeable Shares in units of 50,000 Up-MACRO Tradeable Shares or 50,000 Down-MACRO Tradeable Shares. The exchange of Up-MACRO Tradeable Shares and Down-MACRO Tradeable Shares does not need to occur simultaneously. Up-Macro Tradeable Shares may be exchanged independently into Up-Macro Holding Shares and Down-Macro Tradeable Shares may be exchanged independently into Down-MACRO Holding Shares. The Tradeable Shares may be exchanged into their respective Holding Shares and concurrently redeem such Holding Shares as part of one or more MACRO Units solely by the instructions of an Authorized Participants.

         The MACRO Shares will be redeemed on a net daily basis. In the event that the number of MACRO Units to be redeemed based on the Redemption Orders of such date, exceeds the number of MACRO Units to be created pursuant to the Creation Orders on such date, the MACRO Units that will be redeemed will be equal to the number of MACRO Units redeemed minus the number of MACRO Units created. In contrast, in the event that the number of MACRO Units to be created based on the Creation Orders of such date exceeds the number of MACRO Units to be redeemed pursuant to the Redemption Orders on such date, the actual number of MACRO Units that will be redeemed will equal to zero. The Settlement Contracts settled on each date, if any, and any adjustment to amounts allocated under the Income Distribution Agreement, will also be done on a net daily basis, in accordance to the daily netting of creation and redemption of MACRO Units. Similarly, Tradeable Shares will be redeemed on a net daily basis. In the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be redeemed pursuant to the Redemption Orders and Exchange Orders, as applicable, on such date exceeds the number of such Tradeable Shares to be created based on the Creation Orders and Exchange Orders, as applicable, of such date, the Tradeable Shares that will actually be redeemed will be equal to the number of such Tradeable Shares redeemed minus the number of such Tradeable Shares created. In contrast, in the event that the number of Up-MACRO or Down-MACRO Tradeable Shares to be created based on the Creation Orders and the Exchange Orders, as applicable, on such date exceeds the number of such Tradeable Shares to be redeemed

                                Attachment A-12
pursuant to the Redemption Orders and the Exchange Orders, as applicable, on such date, the actual number of such Tradeable Shares to be redeemed will be zero (such netting, collectively, the "Net Daily Basis").

Important Notes:

         o Any Order is subject to rejection by the Depositor and the Administrative Agent for the reasons set forth in the Trust Agreements or the Participants Agreement.

         o All Orders are subject to the provisions of the Trust Agreements and the Participants Agreement relating to unclear or ambiguous instructions.




                                Attachment A-13

                               REDEMPTION PROCESS

         On any Business Day, an Authorized Participant may submit a Redemption Order, substantially in the form of EXHIBIT D to the Participants Agreement (or to the extent that such order is electronic, such order shall include the information set forth on such exhibit), to the Administrative Agent by the Order Cut-Off Time on such Business Day (such Business Day, "T" and any number added to T shall refer to such day plus the number of Business Days following such day) to redeem Paired Holding Shares consisting of at least one MACRO Unit or integral thereof and/or to exchange 50,000 existing Tradeable Shares or an integral multiple thereof for their related Holding Shares and redeem such Holding Shares as part of one or more MACRO Units. In connection with the Redemption Order, the Authorized Participant shall have on deposit in its Participant Custodian Account and available to the Trustee by 10:00 a.m. New York City time on T+1 the following:

         o the Transaction Fee for the MACRO Units being redeemed and for the Tradeable Shares, if any, being exchanged and concurrently redeemed as communicated by the Administrative Agent in accordance with these Procedures;

         o    Paired Holding Shares consisting of one or more MACRO Units;

         o 50,000 or an integral multiple thereof of either Up-MACRO Tradeable Shares or Down-MACRO Tradeable Shares or both, which shall be exchanged into their related Holding Shares and concurrently redeemed, together with additional Holding Shares, if needed, as part of one or more MACRO Units (the "Tradeable Share Deposit"); and

         o The Redemption Cash Component, if needed, (such amount, the "The Redemption Cash Component Amount"), which is an amount equal to the excess of the fair market value of the Treasuries delivered by the Trustee to the Authorized Participant over the aggregate Underlying Value of the Paired Holding Shares being redeemed due to minimum denominations on the Treasuries on deposit in the Paired Holding Trusts.

         Upon the satisfaction of the conditions set forth below, the Trustee, on behalf of the applicable MACRO Trusts and written instruction from the Authorized Participant, shall (i) in the event that only Paired Holding Shares were tendered for redemption, deliver cash and/or Treasuries to the redeeming Authorized Participant to fill the Redemption Order prior to 3:00 p.m. New York City time on T+1 to an account designated by the Authorized Participant (ii) in the event that Tradeable Shares, or a combination of Holding Shares and Tradeable Shares were tendered as part of the Redemption Order, deliver cash and/or Treasuries to the redeeming Authorized Participant to fill the Redemption Order prior to 3:00 p.m. New York City time on T+3 to an account designated by the Authorized Participant and (iii) on a Net Daily Basis, adjust the notional amount of the Income Distribution Agreement and, if required, cancel the Settlement Contracts associated with the MACRO Units being redeemed.


                                Attachment A-14

                              REDEMPTION PROCEDURES

REDEMPTION T (REDEMPTION ORDER DATE)

         1. By the Order Cut-Off Time, an Authorized Person of the Authorized Participant shall notify the Administrative Agent through the Administrative Agent's electronic facilities that the Authorized Participant wishes to place a Redemption Order. The Authorized Participant shall indicate through the Administrative Agent's electronic facilities the following information:

                  (a)      the Authorized Participant's name;

                  (b)      its PIN Number;

                  (c) the number of Up-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any, and their CUSIP Number;

                  (d) the number of Down-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any, and their CUSIP Number;

                  (e) the number of Up-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any, and their CUSIP Number; and

                  (f) the number of Down-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any, and their CUSIP Number;

         2. Within fifteen (15) minutes of receipt of the Authorized Participant's Exchange Order through its electronic facilities (and no later than 2:15 p.m. New York City time), the Administrative Agent's automated electronic system shall send a notice to the Authorized Participant confirming electronically the receipt of such Redemption Order and generate a submission number (a "Submission Number") relating to such Redemption Order and communicate that number to the Authorized Participant.

         3. By 3:00 p.m. New York City time, the Administrative Agent shall send to the Trustee an electronic file indicating the Redemption Orders received from Authorized Participants on T prior to the Order Cut-Off Time (such file, the "Order File"). The transmission of the Order File shall be conducted on a best efforts basis.

                                Attachment A-15

         4. By 4:00 p.m. New York City time, the Administrative Agent shall confirm the Order File and send any corrections to the Trustee or any Authorized Participant redeeming its MACRO Shares.

         5. By 7:00 p.m. New York City time, the Administrative Agent shall send an authenticated electronic message to the Authorized Participant, with a copy to the Trustee, indicating:

                  (a)      the Transaction Fee payable to the Trustee;

                  (b) the number of Up-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any;

                  (c) the number of Down-MACRO Holding Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any;

                  (d) the number of Up-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any;

                  (e) the number of Down-MACRO Tradeable Shares that the Authorized Participant will deliver, which number shall be in integral multiples of 50,000, if any; and

                  (f) the Securities and Distribution Accounts information of the Paired Holding Trusts;

                  (g)      the Redemption Cash Component, if any;

REDEMPTION T+1

         1. By 10:00 a.m. New York City time, each Authorized Participant submitting a Redemption Order shall deposit (i) the Transaction Fee and the Redemption Cash Component, if any, into the Distribution Accounts of the Paired Holding Trusts as designated by the Trustee using the Federal Wire Electronic Transfer System, (ii) the Paired Holding Shares constituting at least a MACRO Unit or integral multiples thereof, if any, and (iii) the Up-MACRO Tradeable Shares and/or Down-MACRO Tradeable Shares, if any, in integral multiples of 50,000 each, into the Securities Account of the applicable Tradeable Trust together with the requisite type and number of Holding Shares to constitute one or more MACRO Units.

         2. By 10:30 a.m. New York City time, if the Trustee has not received the requisite number of MACRO Shares, the Trustee shall contact the Authorized Participant

                                Attachment A-16
                  to inquire about any missing shares. If the Trustee does not receive the requisite number of such shares, the Trustee shall not be obligated to make any redemption.

         3. By 12:00 p.m. New York City time, if the Trustee has not received the requisite number of MACRO Shares, the Administrative Agent shall notify the Authorized Participant of the number and type of the MACRO Shares that it needs to deposit. The deficient Authorized Participant shall immediately transfer such shares to the Trustee or its order shall be cancelled and the Authorized Participant shall incur any costs associated with such cancellation.

         4. By 3:00 p.m. New York City time, the Trustee, pursuant to the instructions of the Administrative Agent shall, in the event that only Paired Holding Shares were tendered for redemption, deliver the cash and/or Treasuries to the redeeming Authorized Participant's account as indicated by such Authorized Participant.

REDEMPTION T+3

         1. By 3:00 p.m. New York City time, the Trustee, pursuant to the instructions of the Administrative Agent shall, in the event that Tradeable Shares or Holding and Tradeable Shares were tendered for redemption deliver cash and/or Treasuries to the Authorized Participant's Account, as indicated by such the Authorized Participant.


                                      * * *



                                Attachment A-17